UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2015

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the drawings under Senior Housing Properties Trust’s (“SNH”) unsecured revolving credit facility under Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.  Other Events.

On January 29, 2015, SNH completed its acquisition (the “Healthcare Properties Acquisition”) of the entities owning 23 healthcare properties (the “Healthcare Properties”), which SNH classifies as properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, for approximately $539 million, including the assumption of approximately $30 million of mortgage debt principal, but excluding acquisition related costs, pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase Agreement”) with SC Merger Sub LLC (“Merger Sub”), a Maryland limited liability company and wholly owned subsidiary of Select Income REIT, a Maryland real estate investment trust (“SIR”). The Healthcare Properties contain approximately 2.2 million square feet and are located in 12 states.

SNH acquired the Healthcare Properties in connection with the acquisition by SIR of Cole Corporate Income Trust, Inc., a Maryland corporation (“CCIT”), pursuant to an Agreement and Plan of Merger, dated as of August 30, 2014, as amended, by and among SIR, Merger Sub and CCIT.  On January 29, 2015, CCIT merged with and into Merger Sub, and the separate corporate existence of CCIT ceased, with Merger Sub surviving as SIR’s wholly owned subsidiary (the “Merger”).  Pursuant to the Purchase Agreement, concurrently with the completion of the Merger, Merger Sub sold the entities owning the Healthcare Properties to SNH.

SNH financed the Healthcare Properties Acquisition by assuming approximately $30 million of mortgage debt principal on two of the Healthcare Properties and by applying approximately $509 million drawn under its $750 million unsecured revolving credit facility. SNH’s unsecured revolving credit facility matures on January 15, 2018, subject to an option to extend the stated maturity date by an additional one year, and the interest rate paid on borrowings under the revolving credit facility agreement is LIBOR plus a premium of 130 basis points, which was 1.45% as of the date of the drawing.  The foregoing description of SNH’s unsecured revolving credit facility is not complete and is subject to and qualified in its entirety by reference to the revolving credit facility agreement, a copy of which is attached as Exhibit 10.1 to SNH’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 27, 2011, and to the first amendment thereto, a copy of which is attached as Exhibit 10.1 to SNH’s Current Report on Form 8-K filed with the SEC on September 9, 2013, both of which are incorporated herein by reference. On a longer term basis, SNH expects to finance this acquisition with an appropriate mix of debt and equity capital, depending on the cost of such financings and future market conditions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to SNH’s Current Report on Form 8-K filed with the SEC on September 2, 2014 and is incorporated by reference herein.

Reit Management & Research LLC (“RMR”) is a privately owned company that provides management services to public and private companies, including SNH and SIR. One of SNH’s Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR and a managing trustee of SIR. SNH’s other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and an owner, president, chief executive officer and a director of RMR and a managing trustee of SIR. Each of SNH’s executive officers is also an officer of RMR and SNH’s President and Chief Operating Officer is a director of RMR. One of SNH’s Independent Trustees also serves as an independent trustee of SIR. SNH’s other Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

For further information about SNH’s relationships and transactions with RMR, SIR and the other entities to which RMR provides management services and other related person transactions, please see SNH’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”), SNH’s definitive proxy statement for its 2014 Annual Meeting of Shareholders (the “Proxy Statement”), SNH’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Quarterly Report”), and SNH’s other filings with the SEC, including Note 5 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding SNH’s Trustees and executive officers in the Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. SNH’s filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of SNH’s agreements with these related parties are publicly available as exhibits to SNH’s public filings with the SEC and accessible at the SEC’s website at www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER SNH USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, SNH IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SNH’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K STATES THAT SNH EXPECTS TO LONG TERM FINANCE THE HEALTHCARE PROPERTIES ACQUISITION WITH AN APPROPRIATE MIX OF DEBT AND EQUITY CAPITAL. THE ACTUAL MIX OF DEBT AND EQUITY FINANCING WILL DEPEND ON THE AVAILABILITY AND COST OF SUCH FINANCING, AND THE FINAL MIX OF FINANCING MAY BE DIFFERENT FROM CURRENT EXPECTATIONS.

THE INFORMATION CONTAINED IN SNH’S FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN SNH’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN SNH’S FORWARD LOOKING STATEMENTS. SNH’S FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON SNH’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, SNH DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Treasurer and Chief Financial Officer

Date: January 29, 2015